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                                                                      EXHIBIT 99
GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-4
Investor Number 51999091

Determination Date:        12-Oct-99
Remittance Date A-1        15-Oct-99
Remittance Date A-2        20-Oct-99
Month End Date:            30-Sep-99

-------------------------------------------------------------------------------------------------------------------------------
 (a)   Class A-1 Distribution Amount                                                                              1,366,307.00
 (b)   Class A-1 Distribution Principal                                                                           1,248,217.27

                   Scheduled Payments of Principal                                                79,104.89
                       Partial Prepayments                                                       213,628.28
                       Scheduled Principal Balance Principal Prepayment in Full                  898,365.74
                       Scheduled Principal Balance Liquidated Contracts                                0.00
                       Scheduled Principal Balance Repurchases                                    57,118.36

 (c)   Class A-1 Interest Distribution                                                                              118,089.73
       Class A-1 Interest Shortfall                                                                                       0.00

 (d)   Class A-1 Remaining Certificate Balance                                                                   48,736,853.73


 (e)   Class A-2 Distribution Amount                                                                                152,777.78
 (f)   Class A-2 Distribution Principal                                                                                   0.00

                       Scheduled Payments of Principal                                                 0.00
                       Partial Prepayments                                                             0.00
                       Scheduled Principal Balance Principal Prepayment in Full                        0.00
                       Scheduled Principal Balance Liquidated Contracts                                0.00
                       Scheduled Principal Balance Repurchases                                         0.00

 (g)   Class A-2 Interest Distribution                                                                              152,777.78
       Class A-2 Interest Shortfall                                                                                       0.00

 (h)   Class A-2 Remaining Certificate Balance                                                                   50,000,000.00

 (i)   Class A-1 Pass Through Rate                                                                                    5.670000%
       Class A-2 Pass Through Rate                                                                                    5.500000%
       Class A-2 Holdover Amount                                                                                          0.00

 (j)   Monthly Servicing Fee                                                                                         83,320.89

 (k)   Delinquency                                                                     # of Contracts         Prin. Balance
                                                                                       --------------       ------------------

                       a)  Loans 31 to 59 days delinquent                                    26                     992,406.97
                       b)  Loans 60 to 89 days delinquent                                     2                      71,096.09
                       c)  Loans delinquent 90 or more days                                   0                           0.00
                                                                                         -----------         -----------------
                                                                                             28                   1,063,503.06
                                                                                         ===========         =================

 (l)   Repurchased Contracts                                                               Number            Repurchase Price
                                                                                         -----------         -----------------
       (see attached schedule)                                         Total Repurchases      1                      57,118.36
                                                                                         ===========         =================


 (m)   Repossessions or Foreclosures                                                       Number             Actual Balance
                                                                                         -----------         -----------------
                                                                       BOP Repossessions      0                           0.00

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
                                                        Repossessions this Month      3                             126,361.11
                                                               Less Liquidations      0                     $             0.00
                                                                                 -----------                ------------------
                                                               EOP Repossessions      3                     $       126,361.11
                                                                                 ===========                ==================

 (n)   Enhancement Payment                                                                                                0.00

 (o)   Monthly Advance                                                                                                    0.00
       Outstanding Amount Advanced                                                                                        0.00

 (p)   Deposit to Special Account/Distribution to Class R Certificateholders                                        303,586.18

 (q)   Amount Distributed to Class R Certificateholders                                                                   0.00

 (r)   Net Weighted Average Contract Rate                                                                                 9.83%

 (s)   Number  of  Manufactured  Homes  currently  held  due to  repossession                                                3
       Principal balance of Manufactured Homes currently held                                                       126,361.11

 (t)   Pool Principal Balance Percentage                                                                             98.751596%

 (u)   Aggregate Deficiency Amounts                                                                                       0.00
       Servicer Deficiency Amounts received                                                                               0.00

 (v)   Additional Items

 (w)   Class A-1 Net Funds Carryover Amount                                                                               0.00
       Class A-2 Net Funds Carryover Amount                                                                               0.00
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